SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 22, 1996


                       DSI Industries, Inc.
    (Exact name of registrant as specified in its charter)


    Delaware               0-15784               13-3273041
       (State or other        (Commission               (IRS Employer
jurisdiction of                  File Number)          Identification No.)
        incorporation)


5211 Brownfield Highway, Suite 230, Lubbock, Texas     79407
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: 806-785-8400


 (Former name or former address, if changed since last report)





















                           Exhibit Index is on page 3
Item 5. Other Events.

     On July 22, 1996, the registrant effected the closing (the "Closing") of a Stock Purchase Agreement (the "Agreement"), dated as of July 19, 1996, by and between Morgan Roark ("Buyer") and the registrant. The Agreement, a copy of which is attached as Exhibit 10.33 to this Current Report on Form 8-K, is incorporated in its entirety herein by reference.

     Pursuant to or in accordance with the Agreement, effective upon the Closing, the following occurred:

     (a) Buyer purchased all the outstanding shares of common stock of Sunny's Plants, Inc., a Florida corporation ("Sunny's"), the sole stockholder of all the capital stock (the "Subsidiary Stock") of Sunshine Botanicals, Inc., a Florida corporation ("Sunshine"), Interior Plant Supply, Inc., a Florida corporation ("Interior"), Sunny's Trucking, Inc., a Florida corporation ("Trucking" and together with Sunshine and Interior, the "Subsidiaries") from the registrant, in consideration of certain releases and the payment by DSI to Buyer of $10,000;

     (b) Each of Sherman Norton, Howard Norton, Jay Norton and David Ridley resigned from their respective positions as Directors and Officers of Sunny's and the Subsidiaries; and

     (c) The registrant received the Release Agreement, a copy of which is attached as Exhibit 10.34 to this Current Report on Form 8-K and is incorporated in its entirety herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit No.                   Name                          Page

10.33          Stock Purchase Agreement dated as of July 19, 1996,     5
               by and between Morgan Roark ("Buyer"),
               DSI Industries, Inc., a Delaware
               corporation ("DSI") and, for purposes of
               Section 4.3  only, Sherman Norton,
               Howard Norton, Jay Norton and David
               Ridley.

10.34          Release Agreement, dated as of July 22, 1996 by           10
               Sunny's Plants, Inc., a Florida
               corporation ("Sunny's"), Sunshine
               Botanicals, Inc., a Florida corporation
               and a wholly owned subsidiary of Sunny's
               ("Sunshine"), Interior Plant Supply,
               Inc., a Florida corporation and a wholly owned subsidiary of Sunny's
               ("Interior"), and Sunny's Trucking,
               Inc., a Florida corporation and a wholly owned subsidiary of Sunny's ("Trucking") and together with Sunny's, Sunshine and Interior, the ("Releasors")in favor of
               DSI and each affiliate of DSI and the
               officers, directors, employees,
               principals and agents of each of them.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DSI Industries, Inc.
                                     (Registrant)




Date: August 5, 1996                   /s/ Sherman H. Norton
                                  Sherman H. Norton, Jr., President

                                                   Exhibit 10.33

                    Stock Purchase Agreement


          Stock Purchase Agreement, dated as of July 19, 1996, by and between Morgan Roark ("Buyer"), DSI Industries, Inc., a Delaware corporation ("DSI") and for purposes of Section 4.3 hereof only, Sherman Norton, Howard Norton, Jay Norton and David Ridley.

          WHEREAS, DSI is the sole stockholder of all of the capital stock (the Sunny's Stock") of Sunny's Plants, Inc., a Florida Corporations ("Sunny's");

          WHEREAS, Sunny's is the sole stockholder of all of the capital stock (the "Subsidiary Stock" and, together with the Sunny's Stock, the "Stock"), of Sunshine Botanicals, Inc., a Florida corporation ("Sunshine"), Interior Plant Supply, Inc., a Florida corporation ("Interior"), Sunny's Trucking, Inc., a Florida corporation ("Trucking" and together with Sunshine and Interior, the "Subsidiaries");

          WHEREAS, DSI desires to sell, and Buyer wishes to purchase, upon the terms and subject to the conditions hereafter set forth, the Stock;

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

I.   Purchase of Shares.

     1.1. Agreement to Purchase and Sell. Buyer hereby agrees to purchase the Stock from DSI, and DSI hereby agrees to sell the Stock to Buyer, in consideration of the releases continued in, and to be delivered in accordance with, this Agreement and the payment by DSI to Buyer of $10,000.

     1.2. Closing. The closing of the purchase and sale of the Stock (the "Closing") shall take place on July 22, 1996 (or such later date by which all documents and instruments required by this Agreement have been received and all conditions precedent to the Closing have occurred), at such place as the parties hereto shall agree. At the Closing DSI will deliver to Buyer (a) certificates for the Stock, duly endorsed for transfer or accompanied by stock powers duly executed in blank and (b) a check in the amount of $10,000.

     1.3. Post-Closing Delivery of Buyer. Immediately following the Closing, Buyer agrees to, and will, cause Sunny's's and the Subsidiaries to deliver to DSI a release in the form attached hereto as Exhibit A (the "Release").


II.  Representations and Warranties of DSI

          DSI hereby represents and warrants to Buyer that:

     2.1. Due Authorization. DSI has full legal capacity to execute, deliver and perform this Agreement and to sell the Stock. This Agreement has been duly executed and delivered by DSI and constitutes a valid and binding agreement of DSI, enforceable against DSI in accordance with its terms.

     2.2. No Consents; No Contravention. The execution, delivery and performance by DSI of this Agreement does not require any authorization, consent, approval or action by or in respect of, or filing with, any governmental body, agency, official or other person and does not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding upon DSI.

     2.3. Good and Marketable Title. DSI has good and marketable title to the Stock, free and clear of any lien, pledge, mortgage, charge, security interest or encumbrance of any kind (each, an "Encumbrance").

III. Representations and Warranties of Buyer.

          Buyer represents and warrants to DSI that:

     3.1. Due Authorization. Buyer has full legal capacity to purchase the Stock and to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

     3.2. No Consents; No Contravention. The execution, delivery and performance by Buyer of this Agreement does not require any authorization, consent, approval or action by or in respect of, or filing with, any governmental body, agency, official or other person and does not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding upon Buyer.

     3.3 Release. Upon delivery, the Release will constitute a valid and binding agreement of each of Sunny's and the Subsidiaries, enforceable against each of Sunny's and the Subsidiaries in accordance with its terms.

IV.  Additional Agreements.

     4.1. Release of DSI and its Affiliates. In consideration of the execution and performance of this Agreement by DSI and all the undertakings and benefits provided for hereunder, Buyer, for himself and his heirs, distributees, executors, administrators, successors and assigns, hereby releases and forever discharges DSI and its affiliates and the officers, directors, employees, principals and agents of each of them acting in such capacities, and their respective heirs, distributees, executors, administrators, successors and assigns, of and from any and all debts, dues, demands, actions, causes of action suits, accounts reckonings, sums of money, bonds, bills, covenants, contracts, controversies, agreements, promises, variance, trespasses, damages, judgments, extents, executions and any and all claims, obligations, costs, expenses, losses, exposures and liabilities, whatsoever of every name and nature, both at law and in equity or created by statute, known or unknown which are related to Sunny's and the Subsidiaries; provided, however, the foregoing release shall not apply to any claims relating to the performance of the obligations of DSI pursuant to this Agreement.

     4.2. Future Transferees. Buyer will take no action with respect to the Stock and/or Sunny's and the Subsidiaries, including, without limitation, a sale of stock or assets or filing for bankruptcy relief, without obtaining from the proposed purchaser, trustee or other controlling person or entity, as the case may be, the unconditional agreement to fulfill the obligations contained in this Agreement and the Release. Any such agreement shall include the obligation to require the same commitment from any subsequent transferee.

     4.3. Resignations. Sherman Norton, Howard Norton, Jay Norton, and David Ridley each hereby resign, effective as of the close of business on the date of the Closing (the "Closing Date"), from their respective positions as Directors and Officers of Sunny's and Subsidiaries.

V.   Miscellaneous.

     5.1. Binding Effect; Assignment. This Agreement shall apply to, and shall be binding upon the parties hereto, their respective successors and assigns, and all persons claiming by, through, or under any of the aforesaid persons.

     5.2. Survival. All representations, warranties and agreements made in this Agreement shall survive the Closing hereunder.

     5.3. Entire Agreement. This Agreement supersedes any and all prior contracts, understandings, discussions and agreements between the parties hereto and constitutes the complete understanding between the parties with respect to the subject matters hereof. No statement, representation, warranty or covenant has been made by any party with respect thereto except as expressly set forth therein.

     5.4. Modification; Waiver   This Agreement may be amended or waived if,
and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all the undersigned, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive to any rights or remedies by law or at equity.

     5.5. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, regardless of the law that might be applied under principles of conflicts of law.

     5.6. Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, this Agreement shall be deemed invalid except for this Section 5.6, and the parties shall use all efforts to unwind the transactions provided for herein.

     5.7. Further Assurances. From time to time, at the request of any party hereto or as required under applicable law and without further consideration, each party hereto will execute and deliver to such requesting party or other person or persons, as appropriate, such documents and take such other action (but without incurring any financial obligation except as otherwise required by this Agreement) as such requesting party may reasonably request in order to consummate more effectively and in accordance with applicable law the transactions contemplated hereby.

     5.8. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given when received at the addresses stated above.


     5.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.





          IN WITNESS WHEREOF, the parties hereto have each executed this Agreement as of the 19th day of July, 1996.

DSI INDUSTRIES, INC.

By:  /s/Sherman H. Norton, Jr.          By:  /s/Morgan Roark
     Sherman H. Norton, Jr.                    Morgan Roark
      Chief Executive Officer

For purposes of Section 4.3 only:

/s/Sherman H. Norton, Jr.
Sherman H. Norton, Jr.

/s/S. Howard Norton
S. Howard Norton

/s/Jay Norton
Jay Norton

/s/David W. Ridley
David Ridley

                                                                 Exhibit 10.34

                            Release

RELEASE, dated as of July 22, 1996, by Sunny's Plants, Inc., a Florida corporation ("Sunny's"), Sunshine Botanicals, Inc., a Florida corporation and a wholly owned subsidiary of Sunny's ("Sunshine"), Interior Plant Supply, Inc., a Florida corporation and a wholly owned subsidiary of Sunny's ("Interior"), and Sunny's Trucking, Inc., a Florida corporation and a wholly owned subsidiary of Sunny's ("Trucking" and together with Sunny's, Sunshine and Interior, the "Releasors").

WHEREAS, the Releasors are former direct and indirect subsidiaries of DSI Industries, Inc. ("DSI");

WHEREAS, DSI has sold all of the capital stock of Sunny's (the "Stock") to Morgan Roark ("Buyer") pursuant to a Stock Purchase Agreement, dated as of July 19, 1996 (the "SPA"); and

WHEREAS, as integral consideration for the sale of the Stock, Buyer has agreed to cause the Releasors to deliver and fulfill this Release.

NOW, THEREFORE, in order to implement the foregoing and in consideration of the execution and performance of the SPA by DSI, the Releasors agree as follows:

Each of the Releasors, for itself and its distributees, administrators, successors and assigns, hereby releases and forever discharges DSI and each affiliate of DSI and the officers, directors, employees, principals and agents of each of them acting in such capacities, and their respective heirs, distributees, executors, administrators, successors and assigns, of and from any and all debts, dues, demands, actions, causes of action, suits, accounts, reckonings, sums of money, bonds, bills, covenants, contracts, controversies, agreements, promises, variance, trespasses, damages, judgments, extents, executions, and any and all claims, obligations, costs, expenses, losses, exposures and liabilities whatsoever of every name and nature, both at law and in equity or created by statute, known or unknown occurring through the date of this Release.

IN WITNESS HEREOF, the duly authorized officers of the Releasors have executed this Release as of the date first above written.

SUNNY'S PLANTS, INC.                         INTERIOR PLANT SUPPLY, INC.

By:/s/Morgan Roark                           By:/s/Morgan Roark

SUNSHINE BOTANICALS, INC.                    SUNNY'S TRUCKING INC.

By:/s/Morgan Roark                           By:/s/Morgan Roark